                                                   UNITED STATES

       SECURITIES AND EXCHANGE COMMISSION

                                                             Washington, DC 20549

                                   FORM 8-K

       Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                                                      Date of Report: July 31, 2003

                                                                CSP Incorporated

                                       (Exact name of the registrant as specified in its charter)

                                                     Commission file number 0-10843

                            Massachusetts                                        04-2441294

                     (State or jurisdiction of                         (IRS Employer Identification

                       incorporation or organization)               number)

                      43 Manning Road, Billerica, Massachusetts             01821-3901

                     (Address of principal executive offices)                   (Zip Code)

                                                                     (978) 663-7598

                                           (Registrant's telephone number, including area code)

Form 8-K

CURRENT REPORT dated July 31, 2003

CSP Inc.

Item   Financial Statements and Exhibits.

7.

(c)  Exhibits

       99.1           Press release announcing third quarter and year to date financial results, issued by                         CSP Inc. on July 29, 2003.

Item     Regulation FD Disclosure (including Item 12 information).

9.

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under this "Item9. Regulation FD Disclosure."

On July 29, 2003, CSP Inc issued a press release announcing financial results for the third quarter and year to date for 2003. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Form 8-K

CURRENT REPORT dated July 31, 2003

CSP Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSP INC.

July 30, 2003

                           /s/Gary W. Levine

                           ---------------------------

Gary W. Levine, Vice President-Finance and Principal Accounting Officer

                                                     Exhibit 99.1

Contact: Gary Levine

Chief Financial Officer

CSP Inc.

Tel: 978.663.7598 ext. 1200

Fax: 978.663.0150

  CSP INC. REPORTS THIRD-QUARTER FISCAL 2003 FINANCIAL RESULTS

BILLERICA, MA, July 29, 2003 - CSP Inc. (NASDAQ: CSPI), a provider of eBusiness solutions, IT systems integration services and dense cluster computing systems, today reported financial results for the third quarter of fiscal 2003 ended June 30, 2003.

For the third quarter of fiscal 2003, CSP Inc. reported sales of $7.0 million compared with $7.8 million for the year-earlier quarter. The Company reported a third-quarter net loss of $340,000, or $(0.10) per share, compared with a net loss of $84,000, or $(0.02) per share, for the third quarter of fiscal 2002.

For the nine-month period ended June 30, 2003, the Company reported sales of $21.6 million for the nine months ended June 30, 2003, compared with sales of $20.5 million in the year-earlier nine-month period. For the first nine months of 2003, the Company reported a net loss of $.9 million, or $(0.27) per share. This compares with net loss of $1.9 million, or $(0.55) per share, for the nine months ended June 30, 2002.

Stated Chairman, President and Chief Executive Officer, Alexander R. Lupinetti, "While the weak global economy continued to affect our financial results, we made significant progress in enhancing our capabilities to provide IT services on a global scale. At our Multicomputer business, we continued to move forward on the acquisition process for large, defense-related opportunities for our Linux-based multicomputers."

CSP Reports Third-Quarter Financial Results/2

"The highlight of the quarter was the acquisition of Technisource Hardware," continued Lupinetti. Technisource Hardware is a reseller of software and hardware products for IT infrastructure requirements and provides professional services related to systems integration. "The integration of Technisource into MODCOMP as its Systems and Solutions Division is proceeding as planned and the company's move into MODCOMP's Ft. Lauderdale headquarters was completed last week."

"The acquisition of Technisource complements our strategy to leverage MODCOMP's business process integration expertise to capitalize on opportunities created by the trend toward open systems," explained Lupinetti. "We have significant capabilities in IT systems integration and follow-on services through MODCOMP's German and UK subsidiaries. We now plan to use our expertise in high-value IT systems integration and our new U.S. capabilities through Technisource Hardware to raise our value proposition domestically."

"While the spending environment in Europe continues to be very sluggish, we are seeing opportunities for IT outsourcing solutions as well as for our network security solutions. We will continue to invest in our technologies in order to position the Company for growth when the economy rebounds," concluded Lupinetti.

Safe Harbor Statement

The Company wishes to take advantage of the 'Safe Harbor' provisions of the Private Securities Litigation Reform Act of 1995 with respect to statements that may be deemed to be forward-looking under the Act. Such forward-looking statements may include, but are not limited to, the integration of Technisource into MODCOMP, opportunities for MODCOMP's network security and IT outsourcing solutions, expectations for CSP's MultiComputer business, investment in the Company's technologies, and the future growth of the Company. The Company cautions that numerous factors could cause actual results to differ materially from any forward-looking statements made by the Company. Such risks include general economic conditions, market factors, competitive factors and pricing pressures, and others described in the Company's filings with the SEC. Please refer to the section on forward-looking statements included in the Company's filings with the Securities and Exchange Commission.

   CSP Reports Third-Quarter Financial Results/3

About CSP Inc.

Based in Billerica, Massachusetts and founded in 1968, CSP Inc. (NASDAQ: CSPI) and its subsidiaries develop and market Internet software for e-commerce solutions, image processing software, network management integration services, and high-performance computer systems. The MultiComputer Division supplies high-performance Linux cluster systems for a broad array of defense applications, including radar, sonar and surveillance signal processing. The Company's MODCOMP, Inc. subsidiary, founded in 1970, is a leading provider of Internet software solutions and systems integration. MODCOMP works with third parties to develop customized application solutions in the global e-commerce markets and has offices in the U.S., U.K., and Germany. More information about CSP is available on the company's Web site at www.cspi.com. To learn more about MODCOMP, Inc., consult www.modcomp.com. More information about Scanalytics, Inc., is available at www.scanalytics.com.

The consolidated statements of operations and consolidated balance sheets follow.

                                                       CSP INC. AND SUBSIDIARIES
                                                CONSOLIDATED BALANCE SHEETS
                                                (Amounts in thousands, except par value)

	June 30	September 30
	2003	2002
	(Unaudited)
Assets
Current assets:
Cash and short-term investments	$12,474	$15,826
Accounts receivable, net	4,099	2,500
Inventories	2,190	2,834
Other current assets	1,482	1,133
Total current assets	20,245	22,293
Property, equipment and improvements, net	855	1,182
Other assets:	5,142	2,287
Total assets	$26,242	$25,762

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable and accrued expenses	$5,852	$4,081
Total current liabilities	5,852	4,081

Deferred compensation and retirement plans	7,936	7,373

Shareholders' equity	12,454	14,308
Total liabilities and shareholders' equity	$26,242	$25,762

                                                         CSP INC. AND SUBSIDIARIES
                                     UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                                           (Amounts in thousands, except for per share data)

                                                                   /-For the three months ended-//-For the nine months ended-/

	June 30,	June 30,	June 30,	June 30,
	2003	2002	2003	2002
Sales:
Systems	$1,869	$3,075	$4,135	$6,449
Service and system integration	4,510	3,719	15,503	11,385
E-business software	293	578	946	1,465
Other software	289	443	969	1,206
Total sales	6,961	7,815	21,553	20,505

Cost of Sales:
Systems	770	1,728	2,052	4,215
Service and systems integration	3,667	2,893	12,369	8,999
E-business software	159	373	511	851
Other software	43	122	202	345
Total cost of sales	4,639	5,116	15,134	14,410

Gross profit	2,322	2,699	6,419	6,095

Operating expenses:
Engineering and development	873	901	2,722	2,792
Selling, general & administrative	2,011	2,058	5,590	6,365
Total operating expenses	2,884	2,959	8,312	9,157

Operating loss	(562)	(260)	(1,893)	(3,062)

Other income(expense):
Other income	158	64	1,392	168
Total other income, net	158	64	1,392	168

Income (loss) before income taxes	(404)	(196)	(501)	(2,894)

Income tax expense (benefit)	(64)	(112)	438	(960)

Net loss	$(340)	$(84)	$(939)	$(1,934)

Net loss per share - basic and diluted	$(0.10)	$(0.02)	$(0.27)	$(0.55)
Weighted average shares outstanding - basic	3,537	3,523	3,533	3,522
And diluted